ARTICLES OF AMENDMENT TO

M STREET GALLERIES, INC,

THE UNDERSIGNED, being the president of M Street Gallery, Inc., a Florida corporation, does hereby amend its Articles of Incorporation as follows:

ARTICLE I

NAME

1.

The name of this corporation shall be changed to the following: Enhance-your-Reputation.com, Inc.

I hereby certify that the following was adopted by a majority vote of the shareholders and directors of the corporation on September 24, 2013 and that the number of votes cast was sufficient for approval.

IN WITNESS WHEREOF, I have hereunto subscribed to and executed this Amendment to Articles of Incorporation on September 24, 2013.

/s/Douglas Ward

Douglas Ward, President

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